SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 5, 2005
                                                       (December 5, 2005)
           ----------------------------------------------------------
                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

               0-10592                          14-1630287
     --------------------------      --------------------------------
      (Commission File Number)        IRS Employer Identification No.)

     ----------------------------------------------------------------
             5 Sarnowski Drive, Glenville, New York 12302
         (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code: (518) 377-3311
                                                       --------------





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

TrustCo Bank Corp NY


Item 8.01.      Other Events

                A press release was issued on December 5, 2005 announcing the commencement of a tender offer to purchase all of the outstanding shares of Ballston Spa Bancorp Inc. (OTC Bulletin Board "BSPA") for $45.50 per share. Attached is the press release labeled as exhibit 99(a).


Item 9.01.      Financial Statements & Exhibits

                (c) Exhibits


                Reg S-K Exhibit No.             Description
                      99(a)                     One page press release dated
                                                December 5, 2005 announcing
                                                the commencement of a tender
                                                offer to purchase all of the
                                                outstanding shares of
                                                Ballston Spa Bancorp Inc.
                                                (OTC Bulletin Board "BSPA")
                                                for $45.50 per share.

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


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 5, 2005

                                            TrustCo Bank Corp NY
                                            (Registrant)


                                            By:/s/ Robert T. Cushing
                                               ----------------------------
                                               Robert T. Cushing
                                               Executive Vice President and
                                               Chief Financial Officer


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


                                  Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
     99(a)                 One page press release dated             5
                           December 5, 2005 announcing the
                           commencement of a tender offer to
                           purchase all of the outstanding shares
                           of Ballston Spa Bancorp Inc. (OTC
                           Bulletin Board "BSPA") for $45.50 per
                           share.

                                                        Exhibit 99(a)
TRUSTCO
Bank Corp NY                                         News Release
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5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                          NASDAQ - TRST

                 Robert M. Leonard
                 Administrative Vice President
                 518-381-3693


FOR IMMEDIATE RELEASE:


           TRUSTCO BANK CORP NY ANNOUNCES TENDER OFFER
                   FOR ALL OUTSTANDING SHARES OF
                    BALLSTON SPA BANCORP, INC.



Glenville, New York - December 5, 2005 - TrustCo Bank Corp NY (NASDAQ National Market: "TRST") announced today that it has commenced a Tender Offer to purchase all outstanding shares of Ballston Spa Bancorp. Inc. (OTC Bulletin Board: "BSPA") for $45.50 per share.

Any and all information in connection with this offer may be obtained from the formal offering statement being made available on this same date.

Contact:  Information Agent:        Regan & Associates, Inc.
                                    (212) 587-3005 (phone)
                                    (212) 587-3006 (fax)
                                    ReganProxy@aol.com



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